THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

STOCK OPTION AGREEMENT

(NON U.S. PERSONS)

THIS AGREEMENT is entered into as of the ________ day of __________________, 2013.

BETWEEN:

KONARED CORPORATION, a company incorporated pursuant to the laws of the state of Nevada with an office at 2829 Ala Kalani Kaumaka St., Suite F-133, KOLOA, HI 96756.

(the “Corporation”)

AND:

___________, a businessperson with an address at _______________

(the “Optionee”)

WHEREAS:

A. The Corporation’s board of directors (the “Board”) has approved and adopted a 2013 Stock Option Plan (the “Plan”), whereby the Board is authorized to grant stock options to purchase shares of common stock of the Corporation to the directors, officers, employees, independent contractors, and consultants of the Corporation or any Parent or Subsidiary of the Corporation (as defined herein);

B. The Optionee is a director, officer, employee, independent contractor or consultant of the Corporation, Parent or Subsidiary;

C. The Corporation wishes to grant stock options to purchase a total of __________ Optioned Shares (as defined herein) to the Optionee, as follows:

Incentive Stock Options (as defined herein)
Non-Qualified Stock Options (as defined herein)

D. The Plan was approved by the Corporation’s shareholders on , 2013.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  DEFINITIONS

1.1  In this Agreement, the following terms shall have the following meanings:

(a)	“Common Stock” means the shares of common stock of the Corporation;

(b)	“Exercise Price” means $ per share;

(c)	“Expiry Date” means ;

(d)
“Notice of Exercise” means a notice in writing addressed to the Corporation at its address first recited hereto (or such other address of which the Corporation may from time to time notify the Optionee in writing), substantially in the form attached as Schedule B hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(e)
“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Corporation pursuant to Section 2.1 of this Agreement;

(f)	“Optioned Shares” means the shares of Common Stock that are issued pursuant to the exercise of the Options;

(g)	“Securities” means, collectively, the Options and the Optioned Shares;

(h)	“Shareholders” means holders of record of the shares of Common Stock;

(i)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

(j)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

1.2  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

2.  THE OPTIONS

2.1	The Corporation hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of __________ Optioned Shares at the Exercise Price.

2.2	The Options vest in accordance with Schedule A to this Agreement. The Options may be exercised immediately after vesting.

2.3	The Options shall, at 5:00 p.m. (Hawaii-Aleutian Standard Time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4
The Corporation shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Corporation, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5
The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6	The Options will terminate in accordance with the provisions of the Plan.

2.7
Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any of the Options during the six months immediately following the grant of the Options.  If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date.  Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one share, it is not exercisable.

2.8
Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule B) to the President of the Corporation at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by payment in cash or by certified check or cashier’s check in the amount of the full Exercise Price for the Common Stock to be purchased.  In addition to payment in cash or by certified check or cashier’s check and if agreed to in advance by the Corporation, the Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with one or more of the following alternatives:

(a)
by delivering to the Corporation shares of Common Stock previously held by the Optionee, or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Options, which shares of Common Stock received or withheld shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the Optionee upon such exercise; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

2.9
It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Corporation all documents and withholding taxes required in accordance with applicable laws.

2.10
Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement or the Plan.

2.11	Reference is made to the Plan for particulars of the rights and obligations of the Optionee and the Corporation in respect of:

(a)	the terms and conditions on which the Options are granted; and,

(b)	a consolidation or subdivision of the Corporation’s share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

2.12
By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations.  The Optionee further represents and agrees to provide the Corporation with any other document reasonably requested by the Corporation or the Corporation’s Counsel.

3.  DOCUMENTS REQUIRED FROM OPTIONEE

3.1	The Optionee must complete, sign and return an executed copy of this Agreement to the Corporation, including a duly signed Canadian Accredited Investor Certificate attached hereto as Schedule C.

3.2
The Optionee shall complete, sign and return to the Corporation as soon as possible, on request by the Corporation, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.  SUBJECT TO STOCK OPTION PLAN

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.  A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Corporation.

5.  ACKNOWLEDGEMENTS OF THE OPTIONEE

The Optionee acknowledges and agrees that:

(a)
none of the Options or the Optioned Shares have been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Corporation has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)
the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation and such decision is based solely upon a review of publicly available information regarding the Corporation that is available on the website of the United States Securities and Exchange Commission (the “SEC”) at www.sec.gov (the “Company Information”);

(d)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e)	there is no government or other insurance covering the Securities;

(f)	there are risks associated with an investment in the Securities;

(g)
the Optionee and the Optionee’s advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Corporation in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Corporation;

(h)
the books and records of the Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee’s attorney and/or advisor(s) (if applicable);

(i)
the Corporation and others are entitled to rely upon the truth and accuracy of the acknowledgements, representations, warranties, statements, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations, warranties, statements, covenants, and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Corporation, and the Optionee will hold harmless the Corporation from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete this Agreement;

(j)
the Corporation has advised the Optionee that the Corporation is relying on an exemption from the registration and prospectus requirements of applicable securities laws and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Optionee;

(k)
the Optionee will indemnify and hold harmless the Corporation and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Corporation in connection therewith;

(l)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the Common Stock on the OTC Bulletin Board;

(m)
in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Optionee’s ability to resell the Securities under Canadian securities laws and National Instrument 45-106 Prospectus and Registration Exemptions as adopted by the Canadian Securities Administrators;

(n)
the Corporation will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(o)
the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(p)
the Optionee has been advised to consult the Optionee’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions; and

(q)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Corporation.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Corporation (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a director, officer, employee or consultant of the Corporation or subsidiary of the Corporation;

(b)	if an employee or consultant of the Corporation or subsidiary of the Corporation, the Optionee is a bona fide employee or consultant of the Corporation or subsidiary of the Corporation;

(c)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(d)	the Optionee has received and carefully read this Agreement and the Company Information;

(e)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

(f)	the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(g)	the Optionee is not a U.S. Person;

(h)	the Optionee is resident in the jurisdiction set out on page 1 of this Agreement;

(i)	the Optionee:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Optionee is resident (the “International Jurisdiction”) which would apply to the granting of the Option;

(ii)
the Optionee is acquiring the Option pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Optionee is permitted to acquiring the Option under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)
the applicable securities laws of the authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the granting of the Option; and

(iv)	the granting of the Option by the Corporation does not trigger:

I.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

II.	any continuous disclosure reporting obligation of the Optionee or the Corporation in the International Jurisdiction; and

(v)
the Optionee will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Corporation, acting reasonably;

(j)
the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

(k)
the Optionee has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(l)
the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Securities;

(m)	the Optionee is not an underwriter of, or dealer in, the Common Stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(n)	the Optionee:

(i)	has adequate net worth and means of providing for his/her/its current financial needs and possible personal contingencies;

(ii)	has no need for liquidity in this investment; and

(iii)	is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(o)
the Optionee is aware that an investment in the Corporation is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Corporation’s various disclosure documents, filed with the SEC;

(p)	the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Corporation;

(q)
the Optionee understands and agrees that the Corporation and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Corporation;

(r)
the Optionee has made an independent examination and investigation of an investment in the Securities and the Corporation and has depended on the advice of its legal and financial advisors and agrees that the Corporation will not be responsible in anyway whatsoever for the Optionee’s decision to invest in the Securities and the Corporation;

(s)
the Optionee understands and agrees that none of the Options or the Optioned Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(t)
the Optionee understands and agrees that the Corporation will refuse to register any transfer of the Optioned Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(a)

(u)
the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(v)	no person has made to the Optionee any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities; or

(iii)	as to the future price or value of any of the Securities; and

(w)
if the Optionee is a consultant of the Corporation, the Optionee has entered into a written consulting agreement with the Corporation or a related entity of the Corporation and spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or such related entity.

7.  ACKNOWLEDGEMENT AND WAIVER

The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information.  The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

8.  PROFESSIONAL ADVICE

The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal, state and foreign tax and securities laws which may vary depending upon the individual circumstances of the Optionee.  Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options.  Without limiting other matters to be considered with the assistance of the Optionee’s professional advisors, the Optionee should consider: (a) the merits and risks of an investment in the underlying Optioned Shares; and (b) any resale restrictions that might apply under applicable securities laws.

9.  LEGENDING OF SUBJECT SECURITIES

9.1
The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear any legends required under applicable Canadian securities laws and regulations and a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

9.2
The Optionee hereby acknowledges and agrees to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Agreement.

10.  GENERAL RESALE RESTRICTIONS

10.1
The Optionee acknowledges that any resale of any of the Optioned Shares will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee.  The Optionee acknowledges that none of the Optioned Shares have been registered under the 1933 Act or the securities laws of any state of the United States.  The Optioned Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.2	The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions.

10.3
The Optionee acknowledges that the Optioned Shares are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

11.  NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any related company, express or implied, that the Corporation or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, a related company’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

12.  GOVERNING LAW

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America as applicable therein.

13.  COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

14.  SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

15.  ASSIGNMENT

This Agreement is not transferable or assignable.

16.  CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

17.  SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.  COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

19.  ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Corporation with respect to the Options, and this Agreement and the Plan, once approved, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

KONARED CORPORATION

Per:

Authorized Signatory

WITNESSED BY:	)
)
)
Name	)
)
Address	)	[NAME OF OPTIONEE]
)
)
Occupation	)

SCHEDULE A
VESTING SCHEDULE

Incentive Stock Options
Date	Number of Options to Vest

Non-Qualified Stock Options
Date	Number of Options to Vest

SCHEDULE B
NOTICE OF EXERCISE
TO:         KonaRed Corporation
2829 Ala Kalani Kaumaka St., Suite F-133
KOLOA, HI 96756

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to section 2.8 of the Stock Option Agreement dated _____________________, 2013 (the “Agreement”), between KonaRed Corporation (the “Corporation”) and the undersigned.  The undersigned hereby elects to exercise the Optionee’s options to purchase ____________________ shares of the common stock of the Corporation at a price of US $ per share, for aggregate consideration of US $____________, on the terms and conditions set forth in the Agreement.  Such aggregate consideration, in the form specified in section 2.8 of the Agreement, accompanies this notice.

The Optionee represents and warrants to the Corporation that all representations and warranties set out in the Agreement are true as of the date of the exercise of the options under the Agreement.

The Optionee hereby directs the Corporation to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

DATED at _____________________________, the _______ day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address

Social Security/Insurance No.:

SCHEDULE C
CANADIAN ACCREDITED INVESTOR CERTIFICATE

In connection with the grant of the Options in accordance with the Stock Option Agreement dated _____________________, 2013 between KonaRed Corporation and the undersigned, the undersigned represents and warrants to KonaRed Corporation that the undersigned satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

______Category 1	a Canadian financial institution, or a Schedule III bank
______Category 2	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)
______Category 3
a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

______Category 4
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

______Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4
______Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada
______Category 7
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec

______Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government
______Category 9	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) a pension commission or similar regulatory authority of a jurisdiction of Canada
_____Category 10	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000
_____Category 11
an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_____Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000
_____Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements
_____Category 14	an investment fund that distributes or has distributed its securities only to
(a) a person that is or was an accredited investor at the time of the distribution;

(b)  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [Minimum amount investment] or 2.19 of National Instrument 45-106 [Additional investment in investment funds]; or

(c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [Investment fund reinvestment]
_____Category 15
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

_____Category 16
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____Category 17	a person acting on behalf of a fully managed account managed by that person, if that person
(a) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and
(b) in Ontario, is purchasing a security that is not a security of an investment fund
_____Category 18
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____Category 19	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function
_____Category 20
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_____Category 21	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser
_____Category 22	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Dated _____________________, 2013.

If an Individual: X Signature Print Name Jurisdiction of Residence

For the purposes hereof:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;
(b)	“Canadian financial institution” means:
(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or
(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“eligibility adviser” means
(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and
(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and
(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means
(i)	cash,
(ii)	securities, or
(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(e)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“non-redeemable investment fund” means an issuer:
(i)	whose primary purpose is to invest money provided by its securityholders;
(ii)	that does not invest
(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or
(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and
(iii)	that is not a mutual fund;
(h)	“person” includes
(i)	an individual;
(ii)	a corporation;
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and
(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;
(i)	“related liabilities” means
(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(ii)	liabilities that are secured by financial assets;
(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(k)	“spouse” means, an individual who,
(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and
(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

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